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                                                               EXHIBIT 10.4(iii)
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                               AMENDMENT NO.2 TO
                            REGISTRATION AGREEMENT


          THIS AMENDMENT NO.2 to Registration Agreement (this "Agreement") is dated as of July 24, 1998 by and among National Equipment Services, Inc., a Delaware corporation (the "Company"), Golder, Thoma, Cressey, Rauner Fund IV, L.P., a Delaware limited partnership (the "Investor"), and R & R Rentals, Inc., a Texas corporation ("R&R"). This Agreement amends the Registration Agreement, dated as of June 4, 1996, among the Company, the Investor, Kevin Rodgers and Paul Ingersoll, as amended by Amendment No.1 to Registration Agreement, dated as of December 31, 1996, among the Company, the Investor, Kevin Rodgers, Paul Ingersoll and Dennis O'Connor (the "Original Agreement"). Capitalized terms used but not defined herein shall have the meanings assigned them in the Original Agreement.

          WHEREAS, the parties hereto now desire to amend the Original Agreement as set forth herein;

          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Original Agreement as follows:


SECTION I. AMENDMENTS TO ORIGINAL AGREEMENT. As of the date hereof, the Original Agreement shall be amended as follows:

       1.1. Sections 1(a), 1(b) and 1(c) of the Original Agreement shall be and hereby are deleted in their entirety and replaced with the following new Sections 1(a), 1(b) and 1(c):

               "1(a)     Requests for Registration.  At any time, the holders
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of a majority of the Registrable Securities may request registration under the
Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), and the
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holders of a majority of the Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("Short-Form
                                                            ----------
Registrations") if available; provided that at any time after July 24, 1999, the
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holders of a majority of the R&R Registrable Securities may request a Long-Form
Registration of all or any portion of their R&R Registrable Securities. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations." Each request for a Demand Registration shall specify
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the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.
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          1(b)  Long-Form Registrations.  The holders of a majority of the
                -----------------------
Registrable Securities shall be entitled to request (i) four Long-Form Registrations in which the Company shall pay all Registration Expenses ("Company-paid Long-Form Registrations") and (ii) an unlimited number of Long-
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Form Registrations in which the holders of Registrable Securities shall pay their share of the Registration Expenses as set forth in paragraph 5 hereof. At any time after July 24, 1999, the holders of a majority of the R&R Registrable Securities shall be entitled to request one Long-Form Registrations in which the Company shall pay all Registration Expenses (the "R&R Long-Form Registration").
                                                  --------------------------
A registration shall not count as one of the permitted Long-Form Registrations until it has become effective and no Company-paid Long-Form Registration shall count as one of the permitted Long-Form Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-paid Long-Form Registrations. A registration shall not count as the one permitted R&R Long-Form Registration until it has become effective and no R&R Long-Form Registration shall count as the one permitted R&R Long-Form Registration unless the holders of R&R Registrable Securities are able to register and sell at least 90% of the R&R Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as an R&R Long-Form Registration whether or not it has become effective and whether or not such registration has counted as the one permitted R&R Long-Form Registration.

          1(c) Short-Form Registrations.  In addition to the Long-Form
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Registrations provided pursuant to paragraph 1(b), the holders of a majority of the Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form; provided that in the event the one permitted R&R Long-Form Registration may be consummated using any applicable short form, such registration shall be consummated using such applicable short form and shall nonetheless constitute the one permitted R&R Long-Form Registration (provided that such registration has become effective and the holders of R&R Registrable Securities are able to register and sell at least 90% of the R&R Registrable Securities requested to be included in such registration). After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities."

     1.2. Section 8 of the Original Agreement shall be and hereby is deleted in its entirety and replaced with the following new Section 8:

          "8.  Definitions.
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          (a)  "Executive Registrable Securities" means any shares of Common
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Stock held as of the date hereof, or acquired hereafter from the Company, by the executive employees of the

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Company and its Subsidiaries who are or become parties to this Agreement, including, without limitation, the Executives.

          (b)  "Investor Registrable Securities" means (i) any Class A Common
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issued pursuant to the Purchase Agreement (whether issued before, on or after the date hereof), (ii) any Class B Common issued pursuant to the Purchase Agreement (whether issued before or after the date hereof), (iii) any other Common Stock issued or issuable with respect to the securities referred to in clauses (i) and (ii) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization (a "Reorganization"), and (iv) any other
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shares of Common Stock held by Persons holding securities described in clauses
(i) to (iii), inclusive, above; provided that in the event that pursuant to a Reorganization, equity securities are issued which do not participate in the residual equity of the Company ("Non-Participating Securities"), such Non-
                                 ----------------------------
Participating Securities will not be Investor Registrable Securities.

          (c)  "Registrable Securities" means Investor Registrable Securities,
                ----------------------
Executive Registrable Securities, Seller Registrable Securities and R&R Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Executive, Investor, Seller or R&R Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          (d)  "R&R Registrable Securities" means (i) any Common Stock issued to
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R&R pursuant to the Asset Purchase Agreement, dated on or about July 24, 1998, among NES Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company, R&R and the stockholder of R&R (the "R&R Purchase
                                                                ------------
Agreement")  (whether issued before, on or after the date hereof), and (ii) any
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other Common Stock issued or issuable with respect to the securities referred to in clause (i) by way of a Reorganization; provided that in the event that pursuant to a Reorganization, equity securities are issued which are Non-Participating Securities, such Non-Participating Securities will not be R&R Registrable Securities.

          (e)  "Seller Registrable Securities" means (i) any Class A Common
                -----------------------------
issued pursuant to the Stock Purchase Agreement, dated on or about January 6, 1997, between the Company and Industrial Crane Maintenance Systems, Inc. (the "ICMS Purchase Agreement") (whether issued before, on or after the date hereof),
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(ii) any Class B Common issued pursuant to the ICMS Purchase Agreement (whether issued before or after the date hereof), and (iii) any other Common Stock issued or issuable with respect to the securities referred to in clauses (i) and (ii) by way of a Reorganization; provided that in the event that pursuant to a Reorganization, equity securities are issued which are Non-Participating Securities, such Non-Participating Securities will not be Seller Registrable Securities.

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          (f)  Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement."

     1.3. The Original Agreement shall be and hereby is amended by adding R&R as a party thereto. R&R hereby agrees to be bound by all of the covenants, terms and conditions contained in the Original Agreement, as amended. The parties hereto agree that the signature page hereto bearing R&R's signature constitutes a counterpart signature page to the Original Agreement.

SECTION  II.   MISCELLANEOUS.

     2.1.      Counterparts.  This Agreement may be executed in two or more
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counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     2.2.      Governing Law.  This Agreement will be governed by and construed
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in accordance with the domestic laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

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